SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 16, 2003

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania	0-12126	23-144083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Indent. No.)

20 South Main Street, Chambersburg, PA		17201
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code                     (717) 264-6116

N/A

(Former name or former address, if changes since last report)

Item 5.  Other Events.

On  October 16, 2003,  Franklin Financial Services Corporation issued a news release reporting its financial results for the quarter ending September 30, 2003.  A copy of the news release is attached as Exhibit 99 of this report.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibits are filed herewith:

Number	Description	Page Number

99	News Release, dated October 16, 2003 of Franklin Financial Services Corporation	3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

	By:	/s/ William E. Snell, Jr.
William E. Snell, Jr., President and Chief Executive Officer

Dated: October 17, 2003